Exhibit 10.5

STOCKHOLDERS AGREEMENT

THIS STOCKHOLDERS AGREEMENT (this “Agreement”) is made and entered into as of December 13, 2010, by and among Wuhan General Group (China), Inc., a Nevada corporation (the “Company”), Fame Good International Limited, a British Virgin Islands company (“Fame Good”), Mr. Xu Jie, Fame Good’s controlling stockholder (“Xu”), and the undersigned holders of the Company’s Series A Convertible Preferred Stock (collectively, the “Undersigned Stockholders”).

WITNESSETH

WHEREAS, as of even date herewith, the holders of at least seventy-five percent (75%) of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”) have executed a Waiver (the “Waiver”) of the Lock-Up Agreement, dated February 7, 2007, as amended, between the Company and Fame Good; and

WHEREAS, the Undersigned Stockholders have conditioned execution of the Waiver upon Fame Good entering into this Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

1.           Tag-Along Rights.

(a)           So long as an Undersigned Stockholder beneficially owns any of the shares of the Company’s Preferred Stock  or shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), if Fame Good proposes to transfer an aggregate of 10% or more of the shares of Common Stock owned by Fame Good or its affiliates as of February 1, 2010 to any purchaser or affiliated group of purchasers, in one or more transactions, other than an affiliate of Fame Good (the “Proposed Purchaser”), Fame Good shall deliver to the Undersigned Stockholders a notice (the “Tag Notice”) of such proposed transfer, which Tag Notice shall include (i) a copy of the Proposed Purchaser’s offer in writing stating its terms and conditions, including the number and price per share of the Common Stock to be purchased, the method of payment and the proposed closing date (which shall not be sooner than 30 days after the Tag Notice has been delivered) and (ii) evidence that the Proposed Purchaser has the legal and economic capacity to perform under such offer.

(b)           Upon delivery of the Tag Notice, each Undersigned Stockholder may, by written notice to Fame Good at any time during a period of 30 days (the “Tag Exercise Period”) from the date of delivery of the Tag Notice, require the Proposed Purchaser (or Fame Good) to purchase from it a number of shares of Common Stock up to the amount calculated by multiplying (a) the number of shares of Common Stock proposed to be acquired by the Proposed Purchaser by (b) the quotient derived by dividing (i) the number of shares of Common Stock or securities convertible into Common Stock (excluding options and warrants) (“Convertible Securities”) owned by such Undersigned Stockholder by (ii) the aggregate number of shares of Common Stock or Convertible Securities owned by Fame Good and its affiliates and all Undersigned Stockholders participating in such transaction (the “Tag-Along Shares”);

(c)           If none of the Undersigned Stockholders has provided Fame Good with notice of their election to exercise the right set forth in Section 1(b) within the Tag Exercise Period, the Undersigned Stockholders shall be deemed to have elected not to exercise such right, and Fame Good may transfer the applicable shares to the Proposed Purchaser free of the Undersigned Stockholders’ tag-along right; provided, however, that, (i) such transfer must be on the terms and conditions described in the Tag Notice, and (ii) such transfer must be consummated within 60 days after the end of the Tag Exercise Period, and (iii) as a condition precedent to such transfer, such Proposed Purchaser must become a party to, and agree in writing to be bound by, all terms and conditions of this Agreement;

(d)           If one or more of the Undersigned Stockholders does provide Fame Good with notice of its election to exercise the right set forth in Section 1(b) within the Tag Exercise Period, Fame Good (or the Proposed Purchaser) shall purchase the Tag-Along Shares at the same price per share of Common Stock and upon substantially the same terms and conditions as such transfer described in the Tag Notice; provided, however, in the event a transfer is not consummated with the Proposed Purchaser, Fame Good shall have no obligation to purchase the Tag-Along Shares from the Undersigned Stockholders.  Each of the Undersigned Stockholders agrees to pay its pro-rata share (based on the shares included by each Undersigned Stockholder in such transaction) of the reasonable and documented transaction costs to be paid by sellers if such Undersigned Stockholder successfully exercises its right set forth in Section 1(b); and

(e)           During the term of this Agreement, Xu agrees not to transfer, sell or otherwise dispose of 50% or more of Fame Good’s share capital to a Proposed Purchaser.

2.           Termination. Unless earlier terminated by the written agreement of the Company, Fame Good, Xu and each of the Undersigned Stockholders, this Agreement shall terminate on February 5, 2011.

3.           Entire Agreement; Amendment. This Agreement and the Waiver contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, none of the parties hereto makes any representations, warranties, covenants or undertakings with respect to such matters; all prior understandings and agreements with respect to said subject matter are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company, Fame Good, Xu and each of the Undersigned Stockholders, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

4.           Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

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If to the Company, Fame Good or Xu:	Wuhan General Group (China), Inc. Canglongdao Science Park of Wuhan East Lake Hi-Tech Development Zone Wuhan, Hubei 430200 People’s Republic of China Attention: Xu Jie

with a copy to (which shall not constitute notice):	Troutman Sanders LLP The Chrysler Building 405 Lexington Avenue New York, New York 10174 Attention: Henry I. Rothman, Esq.

If to any Undersigned Stockholder:	At the address of such Undersigned Stockholder set forth on such Undersigned Stockholder’s signature page hereto.

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other parties hereto.

5.           Headings.  The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

6.           Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

7.           Counterparts.  This Agreement may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document.  All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Stockholders Agreement to be executed, all as of the day and year first written above.

WUHAN GENERAL GROUP (CHINA), INC.

By:	/s/ Philip Lo
Name: Philip Lo
Title: Chief Financial Officer

[Signature Page to Stockholders Agreement]

FAME GOOD INTERNATIONAL LIMITED

By:	/s/ Xu Jie
Name: Xu Jie
Title: Director

[Signature Page to Stockholders Agreement]

/s/ Xu Jie
Xu Jie

[Signature Page to Stockholders Agreement]

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Director

Address:

20 W. 55th Street, 5th Floor
New York, NY 10019

VISION CAPITAL ADVANTAGE FUND LP

By:	/s/ Adam Benowitz
Name: Adam Benowitz
Title: Authorized Signatory

Address:

20 W. 55th Street, 5th Floor
New York, NY 10019

[Signature Page to Stockholders Agreement]

QVT FUND LP, by its general partner,
QVT Associates GP LLC

By:	/s/ Tracy Fu
Name: Tracy Fu
Title: Managing Member

By:	/s/ Yi Cen
Name: Yi Cen
Title: Authorized Signatory

Address: c/o QVT Financial LP
1177 Avenue of the Americas, 9th Floor
New York, NY 10036

QUINTESSENCE FUND L.P., by its general partner, QVT Associates GP LLC

By:	/s/ Tracy Fu
Name: Tracy Fu
Title: Managing Member

By:	/s/ Yi Cen
Name: Yi Cen
Title: Authorized Signatory

Address: c/o QVT Financial LP
1177 Avenue of the Americas, 9th Floor
New York, NY 10036

[Signature Page to Stockholders Agreement]

TCW AMERICAS DEVELOPMENT ASSOCIATION, L.P.

By:	/s/ Penelope D. Foley
Name: Penelope D. Foley
Title: Managing Director

Address: 1251 Avenue of the Americas, Suite 4700
New York, NY 10020

[Signature Page to Stockholders Agreement]

LIGHTHOUSE CONSULTING LIMITED

By:	/s/ Bai Ye Feng
Name: Bai Ye Feng
Title: Director

Address: Room 1001, Tung Chai Bldg.
86 Wellington Street
Central, Hong Kong

[Signature Page to Stockholders Agreement]